UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9TH, 2003

                        HUBEI PHARMACEUTICAL GROUP, LTD.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   0-25553                  88-0419476
--------------------------------  -----------------  -------------------------
  State or other jurisdiction       (Commission            I.R.S. employer
of incorporation or organization    File Number)         identification number


       410 PARK AVENUE, 15TH FLOOR
            NEW YORK, NY, USA                                    10222
   -------------------------------------------         ----------------------
   (Address of principal executive offices)                     Zip Code


                  Issuer's telephone number                (604) 881-2899


     Pan Asia Communications Corp.
     Suite 1001, 1166 Alberni Street
       Vancouver,  B.C.  Canada
           NEW YORK, NY, USA                                       10222
     -------------------------------------                      ------------
    (Former name and former address if                            Zip Code
        changed since last filing))



Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2)  has  been  subject  to  such  filing  requirements  for  the  past 90 days.

1.)  Yes  [X]  No  [ ]              2.).  Yes  [X]  No  [ ]

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     No events to report.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     No events to report.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     No events to report.

ITEM  4.  CHANGES  IN  REGISTRANTS  CERTIFYING  ACCOUNTANT

     No events to report.

ITEM  5.  OTHER  EVENTS

APPOINTMENT OF DIRECTOR - Mr. Lixen (Clint) Cheng was appointed as a director on April 9th, 2003

PRIVATE PLACEMENT - On May 30th, 2003 Hubei Pharmaceutical Group, Ltd. (the "Company") closed on a private placement of 2,366,324 shares of the Company's common stock at a price of $0.15 per share with a small group of accredited investors. In an earlier private placement with a single accredited investor the Company also closed on May 30th, 2003 a private placement of initially 80,000 shares of the Company's common stock at a price of $0.15 and warrants to purchase an aggregate of 200,000 shares of common stock, exercisable at $0.20 per share and expiring six months following the closing date. In total, the Company received approximately US$366,948 less approximately US$16,895.00 in finder's fees. In connection with the above private placements, the Company will issue 43,500 units consisting of one share of its common stock and 12,000 units consisting of once share and 2.5 purchase warrants to purchase an aggregate of 30,000 shares of the Company's common stock. All investors and recipients of finder's fees were arms length from the Company at the time of the investment.

These shares will be issued in reliance on exemptions from registration under the Securities Act of 1933, as amended. As a result, all shares of the Company issued with respect to the private placements are subject to restrictions on transfer under the applicable provisions of the securities act and carry a legend reflecting such restrictions.

ITEM  6.  RESIGNATION  OF  REGISTRANTS  DIRECTOR

     No events to report.

ITEM  7.  FINANCIAL  STATEMENTS

     No events to report.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     No events to report.

EXHIBITS:
---------

1. Minutes of a Meeting of the Board of Directors of the Company held on April 9th, 2003.

2. Minutes of a Meeting of the Board of Directors of the Company held on May 30th, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBEI PHARMACEUTICAL GROUP, LTD.



                    /s/  Reid Li
                    ---------------------------------------
                    Reid Li, President


June  25th,  2003
-----------------
DATE


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